Hugo Neu/Schnitzer

Joint Ventures Separation

June 9, 2005

Forward Looking Statements

This Presentation contains forward-looking statements, within the meaning of U.S. securities laws.
These forward-looking statements include statements concerning the anticipated financial and operational benefits expected to arise from the transactions referred to herein, the pro forma financial and operating data and the anticipated uses of the Company’s available cash, and can be identified generally either because they contain the words “expect”, “anticipate”, “believe” or “estimate” or similar terms or because they do not relate strictly to historical or current facts.  These forward looking statements are not guarantees of future performance. Examples of factors affecting both Schnitzer
Steel Industries, Inc.'s consolidated operations and its joint ventures (the Company) that could cause actual results to differ materially from current expectations are the following: inability of the parties to complete the proposed joint venture separation due to inability to obtain required financing or consents, or otherwise satisfy closing conditions;  volatile supply and demand conditions affecting prices and volumes in the markets for both the Company's products and raw materials it purchases;
world economic conditions; world political conditions; changes in federal and state income tax laws;
impact of pending or new law and regulations regarding imports and exports into the United States and other foreign countries; foreign currency fluctuations; competition; seasonality, including weather;
energy supplies; freight rates; loss of key personnel; the inability to complete expected large scrap export shipments in the current quarter; consequences of the pending investigation by the Company's audit committee into Far East payment practices; business integration issues relating to acquisitions of businesses; and business disruptions resulting from installation or replacement of major capital assets, as discussed in more detail under the heading "Factors That Could Affect Future Results" in the
Company's most recent annual report on Form 10-K or quarterly report on Form 10-Q. One should understand that it is not possible to predict or identify all factors that could cause actual results to differ from the Company's forward-looking statements. Consequently, the reader should not consider any such list to be a complete statement of all potential risks or uncertainties. The Company does not assume any obligation to update any forward-looking statement.

Negotiated Asset Separation

Schnitzer receives:

Hugo Neu receives:

Metals Processing Operations:

Massachusetts/Maine/New
Hampshire

Rhode Island (60% interest)

Metals Trading:  Russian / Eastern
European / Baltic Sources

Hawaii Metals Recycling

(Previously 100% owned by HNC)

Cash of $52 million

Metals Processing Operations:

Los Angeles

New York / New Jersey

Interim New York City Recycling

Metals Trading: Mexico

Transaction Expected to Close Around the End of Schnitzer’s
Fiscal Year (August 2005), Subject to Closing Conditions

Best Option to Separate Assets

Asset values have grown significantly since
SCHN acquired Proler’s JV stake in 1996

Partnership issues divert significant management time

Separation gives SCHN control of key assets and
unlocks growth opportunities

Separating assets was most practical solution

To provide equitable allocation between partners,
negotiations focused on EBIT-neutral terms as of
December 2004

A Top U.S. Supplier of Scrap to World Markets

Controlling ~4.4 million tons of ferrous scrap

Increased Direct Marketing / Operational Leverage

Diversified export and domestic markets

More sources of scrap … greater shredder capacity

More strong regional market positions

More sales flexibility

More Transparency, More Protections From Risk

Complete control over operations, assets and cash flow

Enhanced credit profile

Improved Upside, Less Risk

Post-Separation: Schnitzer Steel

= Major Processing Facilities

Schnitzer positioned for expanded benefits from excellent long-term industry fundamentals

Wash.

Oregon

Calif.

Mass. / N.H.

/ Rhode Is.

Russian /

East European /
Baltic Trading

Korea

China

Mexico

Latin

America

Europe

Hawaii

Southeast
Asia

= Pre-Separation Product Flow

= Added Direct Product Flow

Selected Pro Forma
Financial Data (unaudited, $ in millions)

$   112.3

$   167.8

$     68.2

      Operating Income

Upon termination of JVs, Schnitzer will have both control over operating cash flows and reinvestment opportunities for after-tax proceeds

$   781.7

$1,316.3

$   802.1

      Revenues

Pro forma (as if separated)

$    38.5

$      0.0

$      0.0

      Cash Received from

      HNSJVs

$  123.9

$  166.9

$    68.8

      Operating Income

$  414.7

$  688.2

$  496.9

      Revenues

FY 2005 6mos

FY 2004

FY 2003

As reported (pre-separation)

Pro forma operating income includes 100% of income attributable to MRL, of which $1.7 million, $7.6 million and $3.8 million in fiscal 2003, 2004 and 6 months of 2005, respectively, is attributable to the 40% owned by a minority partner. Pro forma information not necessarily indicative of future performance.

Selected Pro Forma
Volume Controlled by Schnitzer
(in millions)

    98.1

      195.2

    188.2

      Non Fe Sales Volumes (lbs)

      1.5

          3.1

        2.9

        -Processing (tons)

      0.6

          1.3

        0.8

        -Trading (tons)

      2.2

          4.4

        3.7

      Fe Sales Volumes

Pro Forma  (Post Separation)

    60.3

      118.0

    113.3

      Non Fe Sales Volumes (lbs)

      0.9

          1.8

        1.8

      Fe Sales Volumes (tons)

FY 2005

   6 mo

FY 2004

FY 2003

As Reported (Pre-separation)

Note:  pro forma information not necessarily

indicative of future performance

Financial Implications of Separation

Improved financial reporting transparency

Greater visibility of size of operation

Increase in realized cash flows

Modest near term dilution until cash proceeds are re-
invested and synergies realized

Anticipate ~$3 million net non-recurring expenses in FY’06
associated with transition and building infrastructure

Anticipate ~$3 million net pre-tax annual benefit beginning in FY
‘07

Does not include potential benefits from reinvestment of net proceeds

Schnitzer Steel Growth Strategy

Transaction advances growth strategies:

Removes perceived barriers to expand scrap
business through acquisitions

Frees cash to deploy in independent growth

Eliminates potential conflict associated with
expanding Auto Parts Business into JV markets

Plans for cash

Acquire value-creating scrap franchises

Continue aggressive growth in Auto Parts Business

Technology and facility modernization to improve
productivity in all business segments

New England Franchise

Desirable East Coast presence, opportunity to broaden
footprint

Selling primarily to Asian, Latin American & European markets

Potential synergies with growing Auto Parts Business

Strong franchise

Market leading processor in New England: 3 large automobile
shredders

Processing/export facilities in Everett, MA (Boston harbor) and
Providence, RI and processing facility in Madbury, NH

Capital improvement projects underway

Major re-construction increases capacity, promises improved
operating efficiencies and opportunities for growth

Post-Separation Operations

Post-Separation Operations

Global Trade Russia

Trading business taps huge Russian scrap reservoir

Also sources scrap in Baltic and Eastern European countries

Exports primarily to Europe, Middle East and Southeast Asia

Expands SCHN’s global supply footprint

Adds flexibility to fulfill customer demand

Five-year non-compete agreement from Hugo Neu in
Baltic and Russian regions

Post-Separation Operations

Hawaii Metals Recycling

Entity not previously part of HNS joint ventures

Included in transaction to “balance” the asset allocation

Largest scrap processor in Hawaii

Only Hawaiian operator with shredder capability

Along with New England operation, increases wholly-owned
shredders from three to seven

Access to deep draft export terminal

Exports into key Asian markets

Additional source of supply enhances marketing leverage

Interim Operations

‘Business as usual’ until closing

100% of JV pre-tax income distributed equally
from September 1, 2004 through closing

Borrowings, net of cash balances, attributable to
respective businesses under JV credit facility, if
any, to be repaid by Schnitzer and Hugo Neu at
closing

Current Performance of Operations

Businesses experiencing short-term divergence
in results

New England scrap supply flows adversely impacted
by harsh winter weather and sales allocation

Los Angeles franchise experiencing stronger relative
business conditions

Trading business impacted by recent volatility in
export markets

Relative profitability has historically been
consistent with valuation assumptions over time

Integration Considerations

Good on-site operational teams in place

Building regional management
infrastructure to oversee operations and
allow for continued expansion

Transitional services agreement in place
for temporary administrative support
required post-closing

Expedite completion of previously planned
major yard renovations in New England

Integration Risks

Attracting and retaining key management

Completing facility upgrades

Maintaining supplier relationships in
brokerage business

Integrating new systems, processes and
cultures

In Summary: Financial Advantages

Complete control over all financial decisions

Increase in realized cash flow

Wholly-owned operations and cash flows

In contrast, as an equity investment, the JV produced pre-
tax earnings but limited cash distributions in recent years

Improved financial transparency

Enhanced credit profile

EBIT enhancements after reinvestment of proceeds
and incurrence of non-recurring infrastructure costs

In Summary: Operational Advantages

Operational control of key strategic assets

Better structure to pursue strategic initiatives

East Coast platform to grow metals recycling business

Improved access to worldwide markets / sales flexibility
provides opportunity for improved export margins

Diversified, expanded production base provides greater
flexibility to supply customers and cost efficiencies

Schnitzer can grow and compete in any market without
restriction

Export Marketing Reach

East Coast export facilities and access to
supply in Russia, the Baltics and Eastern
Europe provide direct access to Latin America,
European and Middle Eastern markets

Termination of Joint Venture relationship
eliminates potential conflicts in pursuing world-
wide markets

Summary of Benefits

Complete operational and financial control of
strategic franchises

Stronger platform for future growth

Improved direct access to scrap supply

Expanded access to worldwide markets

Opportunities to re-invest cash in value
creating investments

Separating JV Provides Schnitzer with

Improved Upside and Less Risk